Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
March 3, 2017

Marlette Funding, LLC 1523 Concord Pike, Suite 201 Wilmington, Delaware 19803

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Marlette Funding, LLC (the “Company”) and Deutsche Bank Securities, Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co. (the “Initial Purchasers” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Marlette Funding Trust 2017-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 13, 2017, representatives of the Company provided us with (i) a unsecured consumer loan listing with respect to 23,661 unsecured consumer loans (the “Initial Consumer Loan Listing”) and (ii) an additional unsecured consumer loan listing with respect to an additional 4,600 unsecured consumer loans (the “Upsize Consumer Loan Listing”).  We randomly selected 125 unsecured consumer loans (the “Sample Loans”) from the Initial Consumer Loan Listing or Upsize Consumer Loan Listing, as applicable, using the following criteria provided to us by the Company:

(i)	30 unsecured consumer loans with a seller identified as “Seller #1” on the Initial Consumer Loan Listing;
(ii)	21 unsecured consumer loans with a seller identified as “Seller #2” on the Initial Consumer Loan Listing;
(iii)	one unsecured consumer loan with a seller identified “Seller #3” on the Initial Consumer Loan Listing;
(iv)	20 unsecured consumer loans with a seller identified as “Seller #4” on the Initial Consumer Loan Listing;
(v)	8 unsecured consumer loans with a seller identified as “Seller #5” on the Initial Consumer Loan Listing;
(vi)	20 unsecured consumer loans with a seller identified as “Seller #6” on the Initial Consumer Loan Listing;
(vii)	9 unsecured consumer loans with a seller identified as “Seller #1” on the Upsize Consumer Loan Listing; and
(viii)	16 unsecured consumer loans with a seller identified as “Seller #6” on the Upsize Initial Consumer Loan Listing.

Further, on February 16, 2017, representatives of the Company provided us with a computer-generated unsecured consumer loan data file containing data, as represented to us by the Company, as of February 5, 2017, with respect to each of the 28,261 unsecured consumer loans set forth on the Initial Consumer Loan Listing and Upsize Consumer Loan Listing (the “Statistical Loan File”).

Member of
Deloitte Touche Tohmatsu Limited

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

  Characteristics
1. Loan number (for informational purpose only)
2. Origination date
3. Original principal balance
4. Loan term
5. State of residence
6. Annual percentage rate (APR)
7. Borrower rate
8. Scheduled monthly payment amount
9. Original FICO score 10. Loan status 11. Current principal balance 12. Loan grade 13. Borrower income 14. Number of payments made 15. Remaining number of payments

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the “Truth in Lending Agreement”; Characteristics 7. through 10. to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”); Characteristic 11. to an electronic data file, prepared, created and delivered by the Company, from the Company’s servicing system as of the close of business February 5, 2017 (the “Current Principal Balance Query”); and Characteristics 12. and 13. to screen shots from the Company’s origination system (the “Origination System Screen Shots”).

We respect to Characteristic 14., we recalculated the number of payments made by subtracting (i) the remaining term (as set forth on or derived from the Servicing System Screen Shots) from (ii) the loan term (as set forth on the Truth in Lending Agreement). We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

With respect to Characteristic 15., we recalculated the remaining number of payments by subtracting (i) the number of payments made (as determined above) from (ii) the loan term (as set forth on the Truth in Lending Agreement).  We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

Further, with respect to Characteristic 6., we recomputed the annual percentage rate using (i) the scheduled monthly payment amount (as set forth on the Servicing System Screen Shots), (ii) loan term and amount financed (each as set forth on the Truth in Lending Agreement) and (iii) certain methodologies provided to us by the Company.  We compared such recomputed information to the related annual percentage rate set forth on the Statistical Loan File.  At your instruction, for purposes of our comparison, differences of 0.01% or less are noted to be “in agreement.”

The unsecured consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP